SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
March 11, 2008
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 11, 2008, Environmental Tectonics Corporation (“ETC”) entered into Amendment No. 1 to Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement Amendment”) and First Amendment to Senior Subordinated Convertible Note (the “Note Amendment”) with H.F. Lenfest (“Lenfest”) with respect to that certain Convertible Note and Warrant Purchase Agreement, dated as of February 18, 2003, by and between ETC and Lenfest (the “Convertible Note and Warrant Purchase Agreement”). Under the terms of the Purchase Agreement Amendment, ETC and Lenfest agreed to amend the financial covenants set forth in the Convertible Note and Warrant Purchase Agreement so that they are the same as the financial covenants contained in ETC’s credit agreement with PNC Bank, National Association, dated as of July 31, 2007. Under the terms of the Note Amendment, the maturity date of the convertible promissory note in the principal amount of $10,000,000 issued by ETC to Lenfest pursuant to the Convertible Note and Warrant Purchase Agreement was extended from February 18, 2009 to March 1, 2010. The effective date of the Purchase Agreement Amendment and the Note Amendment is February 19, 2008. Copies of the Purchase Agreement Amendment and the Note Amendment are attached as Exhibits 10.1 and 10.2 hereto and are incorporated by reference.
     Lenfest is a member of the Board of Directors and a significant shareholder of ETC. As more fully set forth in the Current Report on Form 8-K filed by ETC on February 22, 2008, ETC received a proposal from an affiliate of Lenfest to purchase all of the outstanding             shares of ETC’s common stock not already owned by Lenfest.
     A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
The following exhibits are filed herewith:
10.1	Amendment No. 1 to Convertible Note and Warrant Purchase Agreement, effective as of February 19, 2008, by and between ETC and Lenfest

10.2	First Amendment to Senior Subordinated Convertible Note, effective as of February 19, 2008, by ETC in favor of Lenfest

99.1	Press Release dated March 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: March 14, 2008	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

EXHIBIT INDEX
10.1	Amendment No. 1 to Convertible Note and Warrant Purchase Agreement, effective as of February 19, 2008, by and between ETC and Lenfest

10.2	First Amendment to Senior Subordinated Convertible Note, effective as of February 19, 2008, by ETC in favor of Lenfest

99.1	Press Release dated March 14, 2008